                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                        DATE OF REPORT: FEBRUARY 4, 2005

                          NORTHFIELD LABORATORIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Delaware                       000-24050                   36-3378733
(STATE OR OTHER              (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
                               1560 Sherman Avenue
                                   Suite 1000
                          Evanston, Illinois 60201-4800
                                 (847) 864-3500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 4, 2005, Northfield Laboratories Inc.(the "Company") received notice from UBS Securities LLC, on behalf of the several underwriters, that the underwriters exercised the over-allotment option to purchase up to 675,000 shares of common stock of the Company (the "Option Shares") at a price to the public of $15.00 per share.

            The offering of the Option Shares is being made pursuant to the Company's effective shelf registration statement on Form S-3 (Registration No. 333-121622) (the "Registration Statement"), including a related prospectus as supplemented by a Preliminary Prospectus Supplement dated January 19, 2005 and Prospectus Supplement dated February 4, 2005, which the Company filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

            A copy of the Company's press release issued on February 7, 2005 announcing the underwriters' exercise of the over-allotment option is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM  9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      Exhibit 99.1 Northfield Laboratories Inc. Press Release dated February 7, 2005.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Northfield Laboratories Inc.


Date:  February 7, 2005      By: /s/ Jack J. Kogut
                                -------------------------------------
                                     Jack J. Kogut
                                     Senior Vice President and Chief Financial
                                     Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION
------            -------------------
Exhibit 99.1      Northfield Laboratories Inc. Press Release dated February 7, 2005.